SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                  ---------------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


            DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): 10-5-07

                        AMERON INTERNATIONAL CORPORATION
             (Exact name of Registrant as Specified in its Charter)


      Delaware                       1-9102                     77-0100596
  (State or other             (Commission File No.)            (IRS Employer
   jurisdiction                                             Identification No.)
 of Incorporation)


              245 South Los Robles Ave., Pasadena, California 91101
               (Address of principal executive offices) (Zip Code) Registrant's telephone number, including area code:
                                 (626) 683-4000




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFG 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFT240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

Item 8.01 Other Events.

The attached announcement was released to the media on October 5, 2007.


Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.             Description
-----------             -----------
99.1                    News release dated October 5, 2007.







                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      AMERON INTERNATIONAL CORPORATION



Date: October 5, 2007                 By:      /s/ Javier Solis
                                               ---------------------------------
                                               Javier Solis
                                               Senior Vice President & Secretary